 `The Oaks on the Square `The University of Connecticut – Storrs Center

 Randy Churchey President and Chief Executive Officer

 Portfolio Transformation Since December 31, 2009: oSold 12 assets for an aggregate $127 million Represented 30% of owned assets Clayton State, Clemson, Georgia Southern, Jacksonville State, Macon State, Murray State, Tennessee   Martin, Troy and Western Kentucky  Included 10 of 13 former Place assets oPurchased $84 million of assets University of Virginia University of California   Berkeley 3

 Portfolio Transformation Since December 31, 2009: oAnnounced $244 million of owned developments • $94 million ONE Plan on  campus equity developments • Syracuse • University of Texas • $60 million ONE Plan Plus • Johns Hopkins • $90 million adjacent to campus • University of Connecticut • University of Alabama 4

 Portfolio Transformation Distance to Edge of Campus by EBITDA 50%   EOY 2009   EOY 2013 (A) 40% 30% 20% 10% (A) Current portfolio plus announced developments 0% On Campus Adjacent to 0.1 - 0.5 0.5 - 1.0 1.0 - 2.0 > 2.0 • Almost 49% of EBITDA will be derived from communities walking distance to campus • Median distance to edge of campus to decrease from .70 mile to .40 mile 5

 Portfolio Transformation Rental Rate per bed/month by EBITDA 50%   EOY 2009   EOY 2013 (A) 40% 30% 20% 10% (A) Current portfolio plus announced developments 0% > $500 $400 - $500 $300 - $400 • Median rental rate per bed increases 9.2% • 45% of EBITDA derived from upscale communities with an average rental rate > $500 per bed/month 6

 Portfolio Transformation Age of Communities by EBITDA 50%   EOY 2009   EOY 2013 (A) 40% 30% 20% 10% (A) Current portfolio plus announced developments 0% < 2 years 2-7 years 7-10 years 10-15 years > 15 years • Even with the aging of the current portfolio an additional four years, the average  age of the portfolio will increase by less than a year by the end of 2013. 7

 Portfolio Transformation Full  time Undergraduate Enrollment by EBITDA 80%   EOY 2009 70%   EOY 2013 (A) 60% 50% 40% 30% 20% 10% (A) Current portfolio plus announced developments 0% > 20,000 15,000-20,000 10,000-15,000 5,000-10,000 < 5,000 • Median full  time undergraduate enrollment increased 23% to 25,530 . 8

 Chris Richards Senior Vice President of Property Operations

 `Personnel Leadership Regional Directors Corporate Director of Sales & Marketing `Responsibilities Capital Improvements to Construction Department  Regional Director & Community Manager Focus xCustomer Experience xImproving NOI xSecuring Future Income Stream (fall sales) 10

 `Marketing Enhanced Websites  Social Media  Sales & Collateral `Information Technology Expansion of P.I.L.O.T.  Yield Management System `Customer Experience Technology (investing in bandwidth/Wi   Fi)  Survey Results  On the Horizon 11

 ` Rolled out in May 2010 ` 1.6 million views in 12 months ` .7 million unique visitors ` Customization ` Three Dimensional Design ` Tour Scheduling ` Pay Rent ` Apply on Line ` Input a maintenance request ` Watch a video ` Connect to our Facebook ` Apply for a Community Assistant Position 13

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 ` 25% of tours scheduled on  ` 42% of our residents pay on line (5,000 out of 19,103  line through the resident  total new lease tours for  portal (credit card or ACH) season) ` Students applying on line  ` Service Requests entered  are growing each year through the portal = 47% 38% in 2010 45% in 2011 19

 `Director of Social Media `Twitter – vehicle for our information `Facebook – over 20K fans `Website Integration 20

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 `Sales & Collateral Materials It’s YOUR Life Campaign  Customizable Templates  Automated Approval Process  Quick Ship  QR Codes 23

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 `Daily Leasing Reporting by Property `Applications Signed `Student Signed Leases `Parent Signed Leases `Budgeted Goal Comparison (rate & occupancy) `Year  Over  Year Comparison (rate & occupancy) `Traffic / Closing Ratios `Renewals / New Leases 34

 `Snapshot Report by Property Applications and Leases by floor plan  Rate Variance by floor plan  Concession by floor plan Actual to Budgeted Rate Comparison by floor plan  New Lease Detail YOY Renewal Lease Detail YOY 35

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 ` Daily Notification to Community Manager, Regional Director,  and Sales Support team ` Customized parameters for notification ` Identifies bed type disparity ` Tracking to budget / goals ` Dedicated support to monitor / adjust ` Standard Marketing Campaign to react quickly 38

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 ` Opened at 100% in 2010 and 2011 ` Budgeted to increase rates +8% YOY ` Velocity was strong / Notifications Daily ` Moved rates every 3 days ` Increased rates over 18.5% YOY 40

 ` Opened at 83% in 2010 due to rate ` 2011 Plan – reduce rate 5.8%   / grow occupancy +15% ` Occupancy +20% ahead / ability to increase rates ` Rate reduction as of last release 4.6% ` Rate reduction gap continues to narrow 41

 ` 2011 Increased bandwidth & prepared for future increases ` 2011– Wi  Fi everywhere by August ` 2011 iMac Computers in labs 43

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 1. Move  In Survey (Fall 10) 2. Parent Survey (Fall 10) Overall 2011 3. Tech Survey (Jan 11) Company Score    4. Renewal Survey (Feb 11) Increased 5%   EVERY Category Improved YOY YOY 45

 `Maintenance Requests Completed Timely  UP 20% `Satisfied with Condition of Apartment  UP 19% `CA/RA Program Provides a Valuable Service  UP 16% `Living Here Enhanced My Academic Skills  UP 16% `Questions are Answered When I Ask the Staff  UP 15% `I will renew my lease  UP 15% 46

 Year Renewal  Percentage 2010 at Y/E 29.6% 2011 to date 34.8% 47

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 `Partnered with Property Solutions to write a automated leasing program over the last 12 months .  In beta test now for full roll out for the 2012  13 season.    51

 `Improvements executed in 2010 season while producing market leading results `Efforts in 2010 have flowed to the bottom line in 2011 `2011 is strong with 4% rate growth to date `Impact of additional improvements still being captured `We are set up for continued future success 52

 Tom Trubiana Executive Vice President and Chief Investment Officer

 Chief Investment Officer Report oAsset Management oDisposition of Assets oAcquisition Market/Activities oDevelopment Market/Status Updates 55

 Asset Management oWeekly monitoring of leasing activity oConstant monitoring of activity in each market oMonthly property ops reviews oQuarterly and annual reviews  Repositioning of assets  Potential disposition of assets 56

 Key Market Analysis Factors oUniversity Impacts High school graduation projections within the state  Enrollment forecasts  Current University housing offerings including rates  Potential changes to housing policies  Increases to the University housing stock oBarriers to entry – new development activity oIn depth competitive product offering compariso n 57

 Disposition of Assets oApril 2011 sale of Macon Place for $7.5M   Unencumbered asset   Prior annual lease payments from Macon State University $360K/year oScheduled sale of Clayton Place for $20.5M   Closing scheduled for June 30, 2011   Unencumbered asset   Prior annual lease payments of $338K/year oBoth assets sold at prices based on discounted replacement cost which was more favorable than the income capitalization approach o10 of 13 Place Properties sold oProceeds to be used for more accretive uses 58

 Current Acquisition Market oHighly fragmented sector, ownership by small local property  owners/operators oIndustry contacts and network provides opportunities oSources of acquisitions  Overleveraged owners  Pre sales with undercapitalized developers  REOs oAbility to move quickly versus lesser capitalized buyers oAcquisition capacity of approximately $275 million oIncrease in the number of institutional grade products coming to market oMost 2011 sales are of product in secondary tertiary markets oFlight to quality – assets within walking distance to core of campus at tier 1 institutions trading at a 5.75 to 6.0 cap rate oCap rates on assets further from campus – 7.25 to 8.0% 59

 Recent Acquisitions

 GrandMarc at The Corner • Acquired a 640 bed community at the University of Virginia at Charlottesville, VA for $45.5 million • Property located within short walking  distance to core of campus • Significant barriers to entry for new development near the University of Virginia    61

 Wertland Square & Jefferson Commons • Acquired a total of 234 beds in 2 communities at the University of Virginia at Charlottesville for a total of $23.0 million   • Both communities are within a short walk of campus and are already 100% preleased  for the 2011/2012 lease term • The combined average rental rate for these communities is $662 per bed • Synergy with GrandMarc provides significantly greater profit margin 62

 GrandMarc at The Corner, Wertland Square & Jefferson  Commons Proximity to UVA Campus 63

 Westminster House University of California, Berkeley • Acquired a total of 167 beds in 2 historic communities adjacent to the University of California, Berkeley for a total of $15.9 million • Each community is one block closer to the core of campus than university   sponsored housing • Average monthly rental rate is $948/bed • EDR will complete primarily cosmetic  improvements to both locations for fall 2011 64

 Westminster House (North), Westminster House (South) and Heritage Apartments Proximity to University of California – Berkeley Campus 65

 Current Development Market oForecasted increase in new off  campus development activity for 2013 and beyond  compared to 2009 through 2011 oIncreased interest in The One Plan by universities oFinancing available, but only for operators with a proven track record oOpportunity for proven operators with capital to joint venture with less capitalized  partners    66

 Student Housing Construction 67

 Development Activity

 Three Financing Alternatives Off  Campus Developments Financed with the Company’s Equity & Conventional Construction Financing • University of Connecticut – 500 bed, $48 million development  adjacent to campus, commencing construction in 2011 for delivery in 2012 and 2013 • University of Alabama – 774 bed, $41 million development  adjacent to campus • Pursuing numerous opportunities and possible joint ventures with local and regional developers The ONE PlanSM  – On  Campus Private Public Partnership Funded with EDR Equity • The University of Texas at Austin – 622 bed, $64 million development on university owned land near the core of campus Johns Hopkins   • Campus West, a 312 bed, $30 million on  campus community at Syracuse University . This is the second ONE Plan project at Syracuse The ONE Plan – Plus   – On  Campus Private Public Partnership Funded  with EDR Equity and Reduction in Real Estate Taxes • Creative structuring similar to The ONE PlanSM • Graduate Student Housing at Johns Hopkins – 572 bed, $61 million development on university owned land adjacent to campus, commenced construction in 2010 for delivery in 2012 • EDR provided second mortgage financing collateralized by a replenishing cash reserve fund. • Third party development fees and 10 year management  agreement 69

 Owned Development at the University of Connecticut • Joint Venture Development with Leyland Alliance • Two phases of collegiate housing with total cost of approximately $48.5 million • 290 units (500 beds) of studio, one, two and three bedroom apartments • Part of $220 million mixed use town center next to the University • Groundbreaking celebration June 29, 2011 • Opening of Phase I summer of 2012 and Phase II summer of 2013 • EDR will own and manage the collegiate housing component of the development • The project will establish an urban, community - focused college town center for UConn and the Town of Mansfield 70

 Storrs Center Proximity to the University of Connecticut     71

 Owned Project at the University of Alabama • Located adjacent to the University of Alabama • Joint Venture with the Edwards Companies • $41.4 million total project cost • 774 beds • Construction to start summer 2011 • Opening in summer 2012 • EDR will be 90% owner and will manage  the asset 72

 EDR/Edwards Development Proximity to the University of Alabama 73

 ONE Plan SM Project at The University of Texas • Awarded project in July 2010 • $64 million total project cost • 622 beds in a 16 story high rise collegiate community • Abatement/demolition currently underway • Construction to start summer 2011 • Opening in summer 2013 • EDR will own and manage the asset subject to a 60-year ground lease 74

 University of Texas at Austin 2400 Nueces – On Campus 75

 ONE Plan SM Project at Syracuse University Campus West • Awarded project in February 2011 • Second ONE PlanSM Project at Syracuse University • $29.7 million total project cost • 312 beds/191 units • Construction to start July 2011 • Opening in summer 2012 • EDR will own and manage the asset subject to a 50  year ground lease 76

 Syracuse University Campus West – On Campus 77

 ONE Plan Plus Project at Johns Hopkins • Located in the Johns Hopkins Medical Institute Science    + Technology Park • Total project cost $61 million • 321 apartment units • LEED Silver • Graduate student housing for med students, fellows,  etc. • Built on Johns Hopkins land • Owner   East Baltimore Development Inc. • Financed with EDR equity and conventional  construction loan • Property not subject to real estate taxes • Project on schedule and under budget • JHMI Student Health Services moving to 929 78

 929 N. Wolfe   Proximity to Johns Hopkins Medical  Institute “On Campus” 79

 SUNY  ESF • 454 beds • $28.1 million cost East Stroudsburg University    • 969 beds • $59.5 million cost Mansfield University • 634 beds • $35.0 million cost Bloomsburg University • 522 beds West Chester University    • 1,467 beds • $27.8 million cost • $79.4 million cost 80

 Randy Brown Executive Vice President and Chief Financial Officer

 Industry Outlook d Investor Day oLimited new supply in 2011 & 2012; increasing in 2013 Construction lending has become competitive for well-capitalized, experienced operators  Expect limited construction to private sector by 2nd half of 2012 oU.S. enrollment growth expected to increase 1.1% annually through 2017 oSS NOI growth of 4%-6% for 2011; 3%-5% in 2012 and beyond oContinued growth of Public/Private Partnerships (“P3”) with universities  Funding from state limited for at least 24-36 months  P3 arrangements mainly with well-capitalized companies   oEDR external growth to come from development and “one-off” acquisitions  Based on recent “Student Housing Business” Top 25 survey: -“Big Two” control 1/3 of total surveyed beds -2/3 of owners have < 10,000 beds -Median size is about 7,000 beds Sources: U.S. Department of Education – National Center for Education Statistics, and Company Information   83

 EDR Targeted 2011 Financial Analyst Goals and Investor Day EOY Next Three 2011 Years (1) Same Community NOI Growth 4%  6% 3%  5% Announced Developments NOIs: 2012 Openings University of AL NOI   stabilized   NA Syracuse Phase II NOI   stabilized NA University of Conn Phase I NOI   stabilized NA Total 2012 Openings $7.3mm   $7.8mm 2013 Openings University of Conn Phase II NOI   stabilized NA University of TX NOI   stabilized NA Total 2013 Openings $6.2mm   $6.6mm Third Party Fees (pre  tax) $7.5mm   $7.8mm $6.0mm   $9.0mm Core FFO / share $0.38   $0.42 Compound Average Growth Rate ("CAGR") 12.0%   17.0% Annualized Dividend Rate / share (2) $0.28 Annualized Dividend Payout Ratio 70% <60% Capital Stucture: Interest Coverage   2.5x 2.3x    2.8x Debt to EBITDA Ratio 7.2x 6.5x    7.5x (1) Base case   assumes no new developments, acquisitions, or capital transactions . (2) To be determined annually by BOD. 84

 Growth & Balance Sheet Opportunities DR 2011 Analyst and Investor Day oAcquire $50  $100 million acquisitions annually oAnnounce $150   $300 million new developments annually Generally limited to 20% of EV each year  First Year Yields at 7.5%   8.0% oRecycle invested equity through targeted asset sales oAmend and restructure existing credit facility by Q3 2011 Unsecured (33% of current portfolio has no mortgage debt)  Increase size to at least $150mm  Positioning for Investment Grade rating   85

 Randy Churchey President and Chief Executive Officer

 This presentation includes certain statements, estimates and projections provided by EDR’s management with respect to the anticipated future performance of EDR, including “forward -looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended . Such statements, estimates and projections reflect various assumptions by EDR’s management concerning anticipated results and have been included solely for illustrative purposes .   Forward -looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “result,” and similar expressions . No representations are made as to the accuracy of such statements, estimates or projections, which necessarily involve known and unknown risks, uncertainties and other factors that, in some ways, are beyond management’s control . Such factors include the risk factors discussed in the Company’s registration statement on Form S-3, annual report on Form 10-K for the year ended December 31, 2010, and quarterly report on Form 10-Q for the period ended March 31, 2011, each as filed with the SEC. These risk factors include, but are not limited to risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel; rising insurance rates and real estate taxes; changes in GAAP; and our continued ability to successfully lease and operate our properties . Accordingly, actual results may vary materially from the projected results contained herein and you should not rely on any forward -looking statements made herein or made in connection with this presentation . The Company shall have no obligation or undertaking to update or revise any forward -looking statements to reflect any change in Company expectations or results, or any change in events . 88